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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Annual Report of Owosso Corporation (the "Company") on Form 10-K/A for the year ending October 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George B. Lemmon, Jr., President, Chief Executive Officer (principal executive officer, principal financial officer and principal accounting officer) and Chairman of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 26, 2004
                                             /s/ George B. Lemmon, Jr.
                                             -------------------------
                                             George B. Lemmon, Jr.
                                             President, Chief Executive Officer
                                             (principal executive officer,
                                             principal financial officer and
                                             principal accounting officer) and
                                             Chairman